UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): January 24, 2006
DORAL FINANCIAL CORPORATION
(Exact Name of Registrant as Specified in Charter)

Puerto Rico	0-17224	66-031262
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
Registrant’s telephone number, including area code: 787-474-6700
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 1.01 Entry into a Material Definitive
     Following the successful completion of a consent solicitation conducted from January 9, 2006 to January 23, 2006 with respect to its $625 million Floating Rate Senior Notes due July 20, 2007 (the “Securities”), Doral Financial Corporation (the “Company”) entered into a second supplemental indenture on January 24, 2006, by and between the Company and U.S. Bank National Association (the “Supplemental Indenture”). The Supplemental Indenture provides that (i) failure by the Company to comply with certain reporting covenants (the “Reporting Covenants”) during a period beginning on January 23, 2005 and ending at 5:30 p.m., New York City time, on the day that is 90 days after January 23, 2006 (the “Expiration Date”) will not constitute a default with respect to the Securities; and (ii) failure by the Company to file its annual report on Form 10-K for the year ended December 31, 2005 with the trustee until 5:30 p.m., New York City time, on the day that is 120 days after the Expiration Date, will not constitute a default with respect to the Securities.
     As part of the consent solicitation, the holders of the Securities also waived all defaults and Events of Default (as defined in the indenture relating to the Securities) that shall have occurred prior to the effectiveness of the Supplemental Indenture relating to the Company’s compliance with the Reporting Covenants.
     The Company paid a consent fee on January 26, 2006 to each record holder from which the Company has received and accepted consents to the amendments pursuant to the terms of the Company’s consent solicitation statement dated January 9, 2006.
Item 7.01 Regulation FD Disclosure
     On January 27, 2006, the Company announced that a majority of the outstanding principal amount of its $30,000,000 7.00% Senior Notes due 2012, its $40,000,000 $7.10% Senior Notes due 2017 and its $30,000,000 7.15% Senior Notes due 2022 had delivered consents to the proposed amendments to the related indenture and waivers of certain defaults. The Company also announced that it had extended the expiration date for its consent solicitation relating to its $100,000,000 7.65% Senior Notes due 2016 (the “2016 Notes”) from 5:00 p.m., New York City time, on January 26, 2006, to 5:00 p.m., New York City time, on February 2, 2006, unless further extended. All other terms and conditions of the 2016 Notes consent solicitation remained the same.
     The information furnished pursuant to this Item 7.01 of this Current Report on Form 8-K, including Exhibits 99.1 and 99.2, shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, unless otherwise expressly stated in such filing.
Item 9.01 Financial Statements and Exhibits
     (c) Exhibits

The following exhibits shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended.

99.1	Press release dated January 24, 2006

99.2	Press release dated January 24, 2006

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DORAL FINANCIAL CORPORATION
Date: January 30, 2006	By:	/s/ Lidio Soriano
	Name:	Lidio Soriano
	Title:	Senior Vice President and Chief Financial Officer

3